                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 1996


                               HEALTH POWER, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-23220                 31-1145640
(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                      File Number)          Identification No.)


1209 Orange Street, Wilmington, Delaware                           43017
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (614) 461-9900


                                    No Change
         (Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS.

         On June 30, 1996, Health Power HMO, Inc., an Ohio corporation ("Health Power HMO"), and a wholly owned subsidiary of Health Power, Inc., a Delaware corporation ("HPI"), acquired by assignment from ChoiceCare Health Plans, Inc., an Ohio corporation ("ChoiceCare"), certain contract rights with respect to ChoiceCare's provider agreement with the Ohio Department of Human Services. Under that provider agreement, ChoiceCare previously provided health care services to Medicaid recipients residing in Hamilton County, Ohio, enrolled in the Aid to Families with Dependent Children and Healthy Start programs (the "ADC Medicaid Recipients"). Health Power HMO intends to continue to provide these services to the ADC Medicaid Recipients, and through its acquisition of such contract rights, approximately 12,000 ADC Medicaid Recipients previously served by ChoiceCare were automatically enrolled in Health Power HMO's health maintenance organization effective as of July 1, 1996.

         The purchase price for the contract rights assigned to Health Power HMO was $5.0 million. The purchase price was paid in cash at the closing by wire transfer. A portion of the net proceeds from HPI's 1994 public offering was the source of funds for the purchase price. The purchase price was determined by negotiations between Health Power HMO and ChoiceCare. ChoiceCare does not have any relationship with HPI or any of HPI's subsidiaries or affiliates, including any relationship with any officer or director of HPI or any associate of any such officer or director.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


                  (C)      EXHIBITS.

Exhibit
  No.             Description of Exhibit
- -------           ----------------------

  2(a) Purchase Agreement dated as of April 9, 1996, between ChoiceCare Health Plans, Inc. and Health Power HMO, Inc.

  2(b) Amendment to Purchase Agreement dated as of June 28, 1996, between ChoiceCare Health Plans, Inc. and Health Power HMO, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HEALTH POWER, INC.



Date:  July 10, 1996                              By /s/ Thomas E. Beaty, Jr.
                                                     ---------------------------
                                                     Thomas E. Beaty, Jr.,
                                                     President

                                  EXHIBIT INDEX


Exhibit
  No.             Description of Exhibit
- -------           ----------------------


  2(a) Purchase Agreement dated as of April 9, 1996, between ChoiceCare Health Plans, Inc. and Health Power HMO, Inc.

  2(b) Amendment to Purchase Agreement dated as of June 28, 1996, between ChoiceCare Health Plans, Inc. and Health Power HMO, Inc.